SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2016 (December 9, 2016)

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Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2 nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

On December 12, 2016, Neuralstem, Inc. (“Company”) announced the closing of the strategic investment by Tianjin Pharmaceuticals Group International Holdings Co., LTD. (“Tianjin”). As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on September 12, 2016 (“Prior 8-K”), on December 12, 2016, the Company issued to Tianjin, an aggregate of (i) 28,500,000 shares of the Company’s common stock (“Common Stock”), at a price per share of $0.253 and (ii) 1,000,000 shares of Series A 4.5% Convertible Preferred Stock (“Series A Preferred Stock”) with a stated value of $12.7895 per share and which are immediately convertible into an aggregate of 50,551,383 shares of the Company’s Common Stock, subject to certain limitations on conversion based on Tianjin’s voting interest (the “Offering”).

As part of the transaction on December 9, 2016, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A 4.5% Convertible Preferred Stock (the “Certificate of Designation”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, authorizing and establishing the rights, preferences and privileges of the Series A Preferred Stock. A Copy of the Certificate of Designation is attached to this Report as exhibit 3.01 and is incorporated herein in its entirety by reference.

A copy of the securities purchase agreement and is contained in exhibit 10.01 to the Prior 8-K, which is incorporated herein in its entirety by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 3.02 and 5.03 is hereby incorporated by reference into this Item 3.03 in its entirety.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

The information set forth in Items 1.01 and 3.03 is hereby incorporated by reference into this Item 5.03 in its entirety.

Item 7.01 Regulation FD Disclosure.

On December 12, 2016, the Company announced the Offering in a press release. A copy of the press release is attached to this report as Exhibit 99.01.

The information contained in this Item 7.01 to this Current Report on Form 8-K and the exhibit attached hereto pertaining to this item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in the exhibits to this Form 8-K relating to this item 7.01 shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.01	Series A 4.5% Convertible Preferred Stock Certificate of Designation
99.01	Press Release dated December 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2016	Neuralstem, Inc.

/s/ Richard Daly
By: Richard Daly
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01	Series A 4.5% Convertible Preferred Stock Certificate of Designation
99.01	Press Release dated December 12, 2016.